                           TRANSCEND SERVICES, INC.
           PRO FORMA COMBINED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1994
                  (IN THOUSANDS, EXCEPT FOR PER SHARE DATA)





                                                                       PRO FORMA     COMBINED
                                               TRANSCEND      MTA     ADJUSTMENTS    PRO FORMA
                                               ---------    ------    -----------    ---------
Net revenues                                    $12,393     $1,993                     $14,386
Direct Costs                                     10,787      1,258                      12,045
                                                -------     ------          ---        -------

Gross Profit                                      1,606        735            0          2,341

Marketing and sales expense                         929          -                         929
General and administrative                        1,673        403          (87)(3)      1,989
Amortization expense of intangibles                 357          -          126 (1)        483
                                                -------     ------          ---        -------

Operating income (loss)                          (1,353)       332          (39)        (1,060)

Other income (expense)                              (40)         2          (46)(4)        (84)
                                                -------     ------          ---        -------

Pre-tax income (loss)                            (1,393)       334          (85)        (1,144)
Benefit (provision) for income taxes                (13)         -            -            (13)
                                                -------     ------          ---        -------

Income (loss) from continuing operations         (1,406)       334          (85)        (1,157)
                                                =======     ======          ===        =======

Net income (loss) per common share
    and common share equivalent from
    continuing operations                        ($0.34)                                ($0.28)
                                                =======                                =======

Weighted average common
    shares outstanding                            4,096                                  4,122 (5)
                                                =======                                =======




    The accompanying notes are an integral part of this pro forma financial statement.

                           TRANSCEND SERVICES, INC.
                 PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET
                     FOR THE QUARTER ENDED MARCH 31, 1995
                   (IN THOUSANDS, EXCEPT FOR PER SHARE DATA)

                                                                                  PRO FORMA     COMBINED
                                                      TRANSCEND        MTA        ADJUSTMENTS   PRO FORMA
                                                      ---------        ---        -----------   ---------
       ASSETS
Current Assets:

Cash                                                   $ 2,329         $ 79          ($550)(1)      1,858
Accounts receivable, net                                 1,597          207                         1,804
Other receivables                                            0            0                             0
Prepaid expenses                                           252            -                           252
                                                       -------         ----         ------        -------

    Total current assets                                 4,178          286           (550)         3,914

Net assets related to discontinued
    operations                                           3,617            -              -          3,617
Securities from sale of Occucare                         2,050            -              -          2,050
Equipment, net                                           1,291           96             (9)(2)      1,378
Deposits and other assets                                   14            -                            14
Intangible assets                                        4,868            0          1,003 (1)      5,871
                                                       -------         ----         ------        -------

    Total assets                                       $16,018         $382         $  444        $16,844
                                                       =======         ====         ======        =======

   LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilites:

Current portion of long term debt                            4            -             94 (1)         98
Accounts payable                                           376            2              -            378
Accrued liabilities                                      2,225            -              -          2,225
Accrued liabilities related to sale of Occucare            464            -              -            464
Note payable                                                 -            -            100 (1)        100
                                                       -------         ----         ------        -------

    Total current liabilities                            3,069            2            194          3,265
                                                       -------         ----         ------        -------

Long term debt                                               -            -            456 (1)        456

Deferred income taxes related to discontinued
    operations                                             679            -              -            679

Common stock                                               175            1              1 (1)        177
Additional paid in capital                              16,209            -            172 (1)     16,381
Retained earnings (deficit)                             (4,114)         379           -379 (1)     (4,114)
                                                       -------         ----         ------        -------

    Total stockholders' equity                          12,270          380           (206)        12,444
                                                       -------         ----         ------        -------

    Total liabilities and stockholders' Equity         $16,018         $382         $  444        $16,844
                                                       =======         ====         ======        =======




  The accompanying notes are an integral part of this pro forma consolidating balance sheet.

                           TRANSCEND SERVICES, INC.
            PRO FORMA COMBINED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE QUARTER ENDED MARCH 31, 1995
                   (IN THOUSANDS, EXCEPT FOR PER SHARE DATA)





                                                                           PRO FORMA      COMBINED
                                              TRANSCEND        MTA         ADJUSTMENTS    PRO FORMA
                                              ---------        ---         -----------    ---------
Net revenues                                   $ 4,897         $506               -        $ 5,403
Direct Costs                                      4346          333               -          4,679
                                               -------         ----            ----        -------

Gross Profit                                       551          173               0            724

Marketing and sales expense                        437            -                            437
General and administrative                        1113          103             (15)(3)      1,201
Amortization expense of intangibles                145            -              33 (1)        178
                                               -------         ----            ----        -------

Operating income (loss)                         (1,144)          70             (18)        (1,092)

Other income (expense)                              36            2             (10)(4)         28
                                               -------         ----            ----        -------

Pre-tax income (loss)                           (1,108)          72             (28)        (1,064)
Benefit (provision) for income taxes                 -            -               -              -
                                               -------         ----            ----        -------

Income (loss) from continuing operations       ($1,108)        $ 72            ($28)       ($1,064)
                                               =======         ====            ====        =======

Net income (loss) per common share
    and common share equivalent from
    continuing operations                       ($0.06)                                     ($0.06)
                                               =======                                     =======

Weighted average common
    shares outstanding                          17,533                                      17,593 (6)
                                               =======                                     =======



    The accompanying notes are an integral part of this pro forma financial statement.

                           TRANSCEND SERVICES, INC.

                     NOTES TO UNAUDITED PRO FORMA COMBINED
                        CONDENSED FINANCIAL STATEMENTS
                 FOR THE YEAR ENDED DECEMBER 31, 1994 AND THE
                         QUARTER ENDED MARCH 31, 1995





       On April 26, 1995, Transcend completed the acquisition of Medical Transcription of Atlanta, Inc. ("MTA") for $1,372,000, consisting of $550,000 paid in cash at closing, promissory notes of $100,000 and $550,000, and 60,000 shares of Transcend common stock valued at $172,000 at the time of the acquisition.

The unaudited Pro Forma Combined Condensed Financial Statements give effect to the acquisition of MTA as of April 10, 1995. The historical statements of MTA have been adjusted to reflect the statements of operations for the twelve months ended December 31, 1994 and March 31, 1995 and balance sheet as of March 31, 1995. The Pro Forma Combined Condensed Statement of Operations is not necessarily indicative of future operating results or financial position.

(1) Reflects the purchase by Transcend of MTA for a purchase price of $1,372,000 consisting of $550,000 in cash, promissory notes of $100,000 and $550,000, and 60,000 shares of Transcend stock which will result in goodwill of $690,000 and other intangible assets of $375,000. Transcend's policy will be to amortize goodwill over a twenty year period and other intangibles over a three and seven year period resulting in annual amortization expense of $126,000.

(2) Reflects adjustment of net equipment related to MTA based on the elimination of leasehold improvements.

(3) Reflects adjustment of general and administrative costs related to MTA based on the elimination of owners' expense.

(4) Reflects adjustment of interest expense related to Transcend based on the interest incurred on the promissory notes of $100,000 and $550,000.

(5) Pro Forma Weighted Average Shares Outstanding have been calculated as follows (000's):

       Transcend shares outstanding at December 31, 1994             4,096
           (represents shares outstanding prior to merger with
            Tricare, Inc. on January 10, 1995)
       Transcend shares issued for the purchase of MTA
           (share calculation is based on a conversion
            factor of 2.34 to 1)
            of Transcend)                                               26
                                                                     -----

                                                                     4,122
                                                                     =====

(6) Pro Forma Weighted Average Shares Outstanding have been calculated as follows (000's):

       Transcend shares outstanding at March 31, 1995               17,533
       Transcend shares issued for the purchase of MTA                  60
                                                                    ------

                                                                    17,593
                                                                    ======